UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2017

AMERICAN MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35257	27-0855785
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2103 CityWest Blvd., Bldg. 4, Suite 800		77042
Houston, TX		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (346) 241-3400
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.
On September 1, 2017, American Midstream Partners, LP (“AMID”) completed its disposition to SHV Energy N. V. (“SHV Energy”) of 100% of the membership interests in Pinnacle Propane, LLC (“the Propane Business”) for an aggregate purchase price of $170 million plus balance sheet cash at closing, less the repayment of all indebtedness and transaction costs, and subject to working capital adjustments (the “Transaction”), pursuant to that certain Membership Interest Purchase Agreement dated July 21, 2017 (the “Purchase Agreement”), between AMID Merger LP, a wholly-owned subsidiary of AMID, and SHV Energy.
Unaudited pro forma condensed consolidated information of AMID and, prior to January 1, 2017, of our accounting predecessor JP Energy Partners, LP ("AMID Predecessor"), to give effect to the Transaction is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The unaudited pro forma condensed consolidated information reflects the sale of the Propane Business, which is considered a discontinued operation in accordance with Accounting Standards Codification ASC 205-20, “Presentation of Financial Statements, Discontinued Operations” for all periods presented.
Item 9.01 Financial Statements and Exhibits.
(b) Pro Forma Financial Information.
Unaudited pro forma condensed consolidated balance sheet of AMID as of June 30, 2017, unaudited pro forma condensed consolidated statement of operations of AMID for the six months ended June 30, 2017, unaudited pro forma condensed consolidated statements of operations of AMID Predecessor for the years ended December 31, 2016, 2015 and 2014, and supplemental information, are filed as Exhibit 99.1 hereto and incorporated herein by reference.
(d) Exhibits.

Exhibit Number	Description
99.1
Unaudited pro forma condensed consolidated balance sheet of AMID as of June 30, 2017, unaudited pro forma condensed consolidated statement of operations of AMID for the six months ended June 30, 2017, unaudited pro forma condensed consolidated statements of operations of AMID Predecessor for the years ended December 31, 2016, 2015 and 2014, and supplemental information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MIDSTREAM PARTNERS, LP

By: AMERICAN MIDSTREAM GP, LLC
its General Partner
Date:
September 8, 2017	By:	/s/ Eric T. Kalamaras
	Name:	Eric T. Kalamaras
	Title:	Senior Vice President & Chief Financial Officer